Statement of Additional Information Supplement dated January 26, 2012
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information, dated June 28, 2011, for Class A, B, C, IB and IC shares of Invesco Van Kampen Senior Loan Fund
All references to Lance A. Rejsek in the table in “Trustees and Officers” in the Statement of Additional Information are hereby removed and replaced with the following information:
“Officers

Positions(s)
Name, Age and	Held with	Term of Office and Length of Time	Principal Occupations(s) During Past 5
Address of Officer	Fund	Served	Years
Yinka Akinsola (33) 11 Greenway Plaza, Suite 2500 Houston, TX 77046	Anti-Money Laundering Compliance Officer	Officer since 2012	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.”
SLF-SUP-1 012612